Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$16,915	$18,252	$(1,337)	(7.3)%
International Package	4,606	4,950	(344)	(6.9)%
Supply Chain Solutions	3,396	3,831	(435)	(11.4)%
Total revenue	24,917	27,033	(2,116)	(7.8)%

Operating expenses:
U.S. Domestic Package	15,478	16,412	(934)	(5.7)%
International Package	3,716	3,930	(214)	(5.4)%
Supply Chain Solutions	3,246	3,496	(250)	(7.2)%
Total operating expenses	22,440	23,838	(1,398)	(5.9)%

Operating profit:
U.S. Domestic Package	1,437	1,840	(403)	(21.9)%
International Package	890	1,020	(130)	(12.7)%
Supply Chain Solutions	150	335	(185)	(55.2)%
Total operating profit	2,477	3,195	(718)	(22.5)%

Other income (expense):
Other pension income (expense)	(293)	1,325	(1,618)	N/A
Investment income (expense) and other	86	129	(43)	(33.3)%
Interest expense	(207)	(182)	(25)	13.7%
Total other income (expense)	(414)	1,272	(1,686)	N/A

Income before income taxes	2,063	4,467	(2,404)	(53.8)%

Income tax expense	458	1,014	(556)	(54.8)%

Net income	$1,605	$3,453	$(1,848)	(53.5)%

Net income as a percentage of revenue	6.4%	12.8%

Per share amounts:
Basic earnings per share	$1.88	$3.98	$(2.10)	(52.8)%
Diluted earnings per share	$1.87	$3.96	$(2.09)	(52.8)%

Weighted-average shares outstanding:
Basic	856	867	(11)	(1.3)%
Diluted	858	871	(13)	(1.5)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,569	$2,328	$(759)	(32.6)%
International Package	899	1,091	(192)	(17.6)%
Supply Chain Solutions	319	403	(84)	(20.8)%
Total operating profit	2,787	3,822	(1,035)	(27.1)%

Total other income (expense)	$(55)	$244	$(299)	N/A
Income before income taxes	$2,732	$4,066	$(1,334)	(32.8)%
Net income	$2,117	$3,154	$(1,037)	(32.9)%

Basic earnings per share	$2.47	$3.64	$(1.17)	(32.1)%
Diluted earnings per share	$2.47	$3.62	$(1.15)	(31.8)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,654	$2,776	$(122)	(4.4)%
Deferred	1,602	1,845	(243)	(13.2)%
Ground	12,659	13,631	(972)	(7.1)%
Total U.S. Domestic Package	16,915	18,252	(1,337)	(7.3)%
International Package:
Domestic	845	881	(36)	(4.1)%
Export	3,616	3,840	(224)	(5.8)%
Cargo and Other	145	229	(84)	(36.7)%
Total International Package	4,606	4,950	(344)	(6.9)%
Supply Chain Solutions:
Forwarding	1,317	1,803	(486)	(27.0)%
Logistics	1,656	1,508	148	9.8%
Other	423	520	(97)	(18.7)%
Total Supply Chain Solutions	3,396	3,831	(435)	(11.4)%
Consolidated	$24,917	$27,033	$(2,116)	(7.8)%

Consolidated volume (in millions)	1,630	1,762	(132)	(7.5)%

Operating weekdays	63	63	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,933	2,185	(252)	(11.5)%
Deferred	1,595	1,967	(372)	(18.9)%
Ground	18,921	20,086	(1,165)	(5.8)%
Total U.S. Domestic Package	22,449	24,238	(1,789)	(7.4)%
International Package:
Domestic	1,653	1,853	(200)	(10.8)%
Export	1,771	1,882	(111)	(5.9)%
Total International Package	3,424	3,735	(311)	(8.3)%
Consolidated	25,873	27,973	(2,100)	(7.5)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$21.79	$20.17	$1.62	8.0%
Deferred	15.94	14.89	1.05	7.1%
Ground	10.62	10.77	(0.15)	(1.4)%
Total U.S. Domestic Package	11.96	11.95	0.01	0.1%
International Package:
Domestic	8.11	7.55	0.56	7.4%
Export	32.41	32.39	0.02	0.1%
Total International Package	20.68	20.06	0.62	3.1%
Consolidated	$13.11	$13.04	$0.07	0.5%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$12,901	$13,286	$(385)	(2.9)%
Repairs and maintenance	702	724	(22)	(3.0)%
Depreciation and amortization	867	888	(21)	(2.4)%
Purchased transportation	3,817	4,499	(682)	(15.2)%
Fuel	1,282	1,571	(289)	(18.4)%
Other occupancy	529	486	43	8.8%
Other expenses	2,342	2,384	(42)	(1.8)%
Total operating expenses	$22,440	$23,838	$(1,398)	(5.9)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$59,958	$64,209	$(4,251)	(6.6)%
International Package	17,831	19,698	(1,867)	(9.5)%
Supply Chain Solutions	13,169	16,431	(3,262)	(19.9)%
Total revenue	90,958	100,338	(9,380)	(9.3)%

Operating expenses:
U.S. Domestic Package	54,882	57,212	(2,330)	(4.1)%
International Package	14,600	15,372	(772)	(5.0)%
Supply Chain Solutions	12,335	14,660	(2,325)	(15.9)%
Total operating expenses	81,817	87,244	(5,427)	(6.2)%

Operating profit:
U.S. Domestic Package	5,076	6,997	(1,921)	(27.5)%
International Package	3,231	4,326	(1,095)	(25.3)%
Supply Chain Solutions	834	1,771	(937)	(52.9)%
Total operating profit	9,141	13,094	(3,953)	(30.2)%

Other income (expense):
Other pension income (expense)	(95)	2,251	(2,346)	N/A
Investment income (expense) and other	312	184	128	69.6%
Interest expense	(785)	(704)	(81)	11.5%
Total other income (expense)	(568)	1,731	(2,299)	N/A

Income before income taxes	8,573	14,825	(6,252)	(42.2)%

Income tax expense	1,865	3,277	(1,412)	(43.1)%

Net income	$6,708	$11,548	$(4,840)	(41.9)%

Net income as a percentage of revenue	7.4%	11.5%

Per share amounts:
Basic earnings per share	$7.81	$13.26	$(5.45)	(41.1)%
Diluted earnings per share	$7.80	$13.20	$(5.40)	(40.9)%

Weighted-average shares outstanding:
Basic	859	871	(12)	(1.4)%
Diluted	860	875	(15)	(1.7)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$5,403	$7,574	$(2,171)	(28.7)%
International Package	3,282	4,419	(1,137)	(25.7)%
Supply Chain Solutions	1,188	1,860	(672)	(36.1)%
Total operating profit	9,873	13,853	(3,980)	(28.7)%

Total other income (expense)	$(209)	$670	$(879)	N/A
Income before income taxes	$9,664	$14,523	$(4,859)	(33.5)%
Net income	$7,554	$11,326	$(3,772)	(33.3)%

Basic earnings per share	$8.80	$13.00	$(4.20)	(32.3)%
Diluted earnings per share	$8.78	$12.94	$(4.16)	(32.1)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$9,894	$10,699	$(805)	(7.5)%
Deferred	5,093	5,968	(875)	(14.7)%
Ground	44,971	47,542	(2,571)	(5.4)%
Total U.S. Domestic Package	59,958	64,209	(4,251)	(6.6)%
International Package:
Domestic	3,144	3,346	(202)	(6.0)%
Export	14,003	15,341	(1,338)	(8.7)%
Cargo and Other	684	1,011	(327)	(32.3)%
Total International Package	17,831	19,698	(1,867)	(9.5)%
Supply Chain Solutions:
Forwarding	5,534	8,943	(3,409)	(38.1)%
Logistics	5,927	5,351	576	10.8%
Other	1,708	2,137	(429)	(20.1)%
Total Supply Chain Solutions	13,169	16,431	(3,262)	(19.9)%
Consolidated	$90,958	$100,338	$(9,380)	(9.3)%

Consolidated volume (in millions)	5,662	6,194	(532)	(8.6)%

Operating weekdays	254	255	(1)	(0.4)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,757	1,992	(235)	(11.8)%
Deferred	1,224	1,553	(329)	(21.2)%
Ground	16,049	17,242	(1,193)	(6.9)%
Total U.S. Domestic Package	19,030	20,787	(1,757)	(8.5)%
International Package:
Domestic	1,591	1,759	(168)	(9.6)%
Export	1,669	1,745	(76)	(4.4)%
Total International Package	3,260	3,504	(244)	(7.0)%
Consolidated	22,290	24,291	(2,001)	(8.2)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$22.17	$21.06	$1.11	5.3%
Deferred	16.38	15.07	1.31	8.7%
Ground	11.03	10.81	0.22	2.0%
Total U.S. Domestic Package	12.40	12.11	0.29	2.4%
International Package:
Domestic	7.78	7.46	0.32	4.3%
Export	33.03	34.48	(1.45)	(4.2)%
Total International Package	20.71	20.91	(0.20)	(1.0)%
Consolidated	$13.62	$13.38	$0.24	1.8%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$47,088	$47,720	$(632)	(1.3)%
Repairs and maintenance	2,828	2,884	(56)	(1.9)%
Depreciation and amortization	3,366	3,188	178	5.6%
Purchased transportation	13,651	17,675	(4,024)	(22.8)%
Fuel	4,775	6,018	(1,243)	(20.7)%
Other occupancy	2,019	1,844	175	9.5%
Other expenses	8,090	7,915	175	2.2%
Total operating expenses	$81,817	$87,244	$(5,427)	(6.2)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
December 31, 2023 (unaudited) and December 31, 2022

	December 31, 2023	December 31, 2022
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$3,206	$5,602
Marketable securities	2,866	1,993
Accounts receivable	11,342	12,729
Less: Allowance for credit losses	(126)	(146)
Accounts receivable, net	11,216	12,583
Other current assets	2,125	2,039
Total Current Assets	19,413	22,217
Property, Plant and Equipment, Net	36,945	34,719
Operating Lease Right-Of-Use Assets	4,308	3,755
Goodwill	4,872	4,223
Intangible Assets, Net	3,305	2,796
Deferred Income Tax Assets	126	139
Other Non-Current Assets	1,888	3,275
Total Assets	$70,857	$71,124

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$3,348	$2,341
Current maturities of operating leases	709	621
Accounts payable	6,340	7,515
Accrued wages and withholdings	3,224	4,049
Self-insurance reserves	1,320	1,069
Accrued group welfare and retirement plan contributions	1,479	1,078
Other current liabilities	1,256	1,467
Total Current Liabilities	17,676	18,140
Long-Term Debt and Finance Leases	18,916	17,321
Non-Current Operating Leases	3,756	3,238
Pension and Postretirement Benefit Obligations	6,159	4,807
Deferred Income Tax Liabilities	3,772	4,302
Other Non-Current Liabilities	3,264	3,513

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	—
Retained earnings	21,055	21,326
Accumulated other comprehensive loss	(3,758)	(1,549)
Deferred compensation obligations	9	13
Less: Treasury stock	(9)	(13)
Total Equity for Controlling Interests	17,306	19,786
Noncontrolling interests	8	17
Total Shareowners' Equity	17,314	19,803
Total Liabilities and Shareowners' Equity	$70,857	$71,124

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2023	2022
Cash Flows From Operating Activities:
Net income	$6,708	$11,548
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	3,366	3,188
Pension and postretirement benefit expense	1,330	(129)
Pension and postretirement benefit contributions	(1,393)	(2,342)
Self-insurance reserves	57	(20)
Deferred tax (benefit) expense	199	531
Stock compensation expense	220	1,568
Other (gains) losses	265	123
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,256	(322)
Other assets	87	117
Accounts payable	(1,377)	34
Accrued wages and withholdings	(296)	(189)
Other liabilities	(42)	(9)
Other operating activities	(142)	6
Net cash from operating activities	10,238	14,104

Cash Flows From Investing Activities:
Capital expenditures	(5,158)	(4,769)
Proceeds from disposal of businesses, property, plant and equipment	193	12
Purchases of marketable securities	(3,521)	(1,906)
Sales and maturities of marketable securities	2,701	255
Acquisitions, net of cash acquired	(1,329)	(755)
Other investing activities	(19)	(309)
Net cash used in investing activities	(7,133)	(7,472)

Cash Flows From Financing Activities:
Net change in short-term debt	1,272	—
Proceeds from long-term borrowings	3,429	—
Repayments of long-term borrowings	(2,429)	(2,304)
Purchases of common stock	(2,250)	(3,500)
Issuances of common stock	248	262
Dividends	(5,372)	(5,114)
Other financing activities	(432)	(529)
Net cash used in financing activities	(5,534)	(11,185)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	33	(100)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(2,396)	(4,653)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,602	10,255
End of period	$3,206	$5,602

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2023	2022
Cash flows from operating activities	$10,238	$14,104
Capital expenditures	(5,158)	(4,769)
Proceeds from disposals of property, plant and equipment	193	12
Other investing activities	(19)	(309)
Free Cash Flow (Non-GAAP measure)	$5,254	$9,038

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	December 31, 2023	December 31, 2022
Net income	$6,708	$11,548
Add back:
Income tax expense	1,865	3,277
Interest expense	785	704
Depreciation & amortization	3,366	3,188
EBITDA	12,724	18,717
Add back (deduct):
Incentive compensation program redesign	—	505
One-time compensation	61	—
Goodwill & asset impairment charges	236	—
Transformation and other	435	178
Defined benefit plan (gains) and losses	359	(1,061)
Investment income and other pension income	(576)	(1,374)
Adjusted EBITDA	$13,239	$16,965

Debt and finance leases, including current maturities	$22,264	$19,662
Add back:
Non-current pension and postretirement benefit obligations	6,159	4,807
Adjusted total debt	$28,423	$24,469

Adjusted total debt/Net income	4.24	2.12

Adjusted total debt/adjusted EBITDA (Non-GAAP)	2.15	1.44

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	December 31, 2023	December 31, 2022
Net income	$6,708	$11,548
Add back (deduct):
Income tax expense	1,865	3,277
Interest expense	785	704
Other pension (income) expense	95	(2,251)
Investment (income) expense and other	(312)	(184)
Operating profit	$9,141	$13,094
Incentive compensation program redesign	—	505
Long-lived asset estimated residual value changes	—	76
One-time compensation	61	—
Goodwill & asset impairment charges	236	—
Transformation and other	435	178
Adjusted operating profit	$9,873	$13,853

Average debt and finance leases, including current maturities	$20,963	$20,789
Average pension and postretirement benefit obligations	5,483	6,427
Average shareowners' equity	18,558	17,036
Average invested capital	$45,004	$44,252

Net income to average invested capital	14.9%	26.1%

Adjusted Return on Invested Capital (Non-GAAP)	21.9%	31.3%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended December 31,
(in millions, except per share data)	2023					2022
	As Reported (GAAP)	Pension Adj.(1)	Asset Impairment Charges(2)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(4)	Incentive Compensation Design Adj.(5)	Aircraft Residual Value Adj.(6)	Transformation & Other Adj.(7)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$15,478	$—	$—	$132	$15,346	$16,412	$—	$431	$25	$32	$15,924	(5.7)%	(3.6)%
International Package	3,716	—	—	9	3,707	3,930	—	30	51	(10)	3,859	(5.4)%	(3.9)%
Supply Chain Solutions	3,246	—	111	58	3,077	3,496	—	44	—	24	3,428	(7.2)%	(10.2)%
Operating expense	22,440	—	111	199	22,130	23,838	—	505	76	46	23,211	(5.9)%	(4.7)%

U.S. Domestic Package	$1,437	$—	$—	$132	$1,569	$1,840	$—	$431	$25	$32	$2,328	(21.9)%	(32.6)%
International Package	890	—	—	9	899	1,020	—	30	51	(10)	1,091	(12.7)%	(17.6)%
Supply Chain Solutions	150	—	111	58	319	335	—	44	—	24	403	(55.2)%	(20.8)%
Operating Profit	2,477	—	111	199	2,787	3,195	—	505	76	46	3,822	(22.5)%	(27.1)%
Other Income and (Expense):
Other pension income (expense)	(293)	359	—	—	66	1,325	(1,028)	—	—	—	297	N/A	(77.8)%
Investment income (expense) and other	86	—	—	—	86	129	—	—	—	—	129	(33.3)%	(33.3)%
Interest expense	(207)	—	—	—	(207)	(182)	—	—	—	—	(182)	13.7%	13.7%
Total Other Income (Expense)	$(414)	$359	$—	$—	$(55)	$1,272	$(1,028)	$—	$—	$—	$244	N/A	N/A
Income Before Income Taxes	2,063	359	111	199	2,732	4,467	(1,028)	505	76	46	4,066	(53.8)%	(32.8)%
Income Tax Expense	458	85	27	45	615	1,014	(246)	121	18	5	912	(54.8)%	(32.6)%
Net Income	$1,605	$274	$84	$154	$2,117	$3,453	$(782)	$384	$58	$41	$3,154	(53.5)%	(32.9)%

Basic Earnings Per Share	$1.88	$0.32	$0.10	$0.18	$2.47	$3.98	$(0.90)	$0.44	$0.07	$0.05	$3.64	(52.8)%	(32.1)%

Diluted Earnings Per Share	$1.87	$0.32	$0.10	$0.18	$2.47	$3.96	$(0.90)	$0.44	$0.07	$0.05	$3.62	(52.8)%	(31.8)%

Weighted-average shares outstanding:
Basic	856					867
Diluted	858					871

(1) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(2) Represents an indefinite-lived intangible asset impairment charge.
(3) Reflects other employee benefits costs of $159 million and other costs of $40 million.
(4) Net mark-to-market gain recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(5) One-time non-cash expense related to stock-based awards that were accelerated to fully vest at December 31, 2022 in connection with a change in incentive compensation program design.
(6) One-time non-cash charge reflecting a reduction in the estimated residual value of fully-depreciated MD-11 aircraft.
(7) Reflects a reduction to employee benefits costs of $25 million offset by other costs of $71 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers. Earnings Per Share amounts disclosed above may not cross-foot due to calculations based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Twelve Months Ended December 31,
(in millions, except per share data)	2023						2022
	As Reported (GAAP)	Pension Adj.(1)	One-Time Compensation(2)	Goodwill & Asset Impairment Charges(3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(5)	Incentive Compensation Design Adj.(6)	Aircraft Residual Value Adj.(7)	Transformation & Other Adj.(8)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$54,882	$—	$61	$—	$266	$54,555	$57,212	$—	$431	$25	$121	$56,635	(4.1)%	(3.7)%
International Package	14,600	—	—	—	51	14,549	15,372	—	30	51	12	15,279	(5.0)%	(4.8)%
Supply Chain Solutions	12,335	—	—	236	118	11,981	14,660	—	44	—	45	14,571	(15.9)%	(17.8)%
Operating expense	81,817	—	61	236	435	81,085	87,244	—	505	76	178	86,485	(6.2)%	(6.2)%

U.S. Domestic Package	$5,076	$—	$61	$—	$266	$5,403	$6,997	$—	$431	$25	$121	$7,574	(27.5)%	(28.7)%
International Package	3,231	—	—	—	51	3,282	4,326	—	30	51	12	4,419	(25.3)%	(25.7)%
Supply Chain Solutions	834	—	—	236	118	1,188	1,771	—	44	—	45	1,860	(52.9)%	(36.1)%
Operating Profit	9,141	—	61	236	435	9,873	13,094	—	505	76	178	13,853	(30.2)%	(28.7)%
Other Income and (Expense):
Other pension income (expense)	(95)	359	—	—	—	264	2,251	(1,061)	—	—	—	1,190	N/A	(77.8)%
Investment income (expense) and other	312	—	—	—	—	312	184	—	—	—	—	184	69.6%	69.6%
Interest expense	(785)	—	—	—	—	(785)	(704)	—	—	—	—	(704)	11.5%	11.5%
Total Other Income (Expense)	$(568)	$359	$—	$—	$—	$(209)	$1,731	$(1,061)	$—	$—	$—	$670	N/A	N/A
Income Before Income Taxes	8,573	359	61	236	435	9,664	14,825	(1,061)	505	76	178	14,523	(42.2)%	(33.5)%
Income Tax Expense	1,865	85	15	43	102	2,110	3,277	(255)	121	18	36	3,197	(43.1)%	(34.0)%
Net Income	$6,708	$274	$46	$193	$333	$7,554	$11,548	$(806)	$384	$58	$142	$11,326	(41.9)%	(33.3)%

Basic Earnings Per Share	$7.81	$0.32	$0.05	$0.22	$0.40	$8.80	$13.26	$(0.93)	$0.44	$0.07	$0.16	$13.00	(41.1)%	(32.3)%

Diluted Earnings Per Share	$7.80	$0.32	$0.05	$0.22	$0.39	$8.78	$13.20	$(0.92)	$0.44	$0.07	$0.15	$12.94	(40.9)%	(32.1)%

Weighted-average shares outstanding:
Basic	859						871
Diluted	860						875

(1) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(2) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(3) Reflects impairment charges of $125 and $111 million in respect of goodwill and an indefinite-lived intangible asset, respectively.
(4) Reflects other employee benefits costs of $337 million and other costs of $98 million.
(5) Net mark-to-market gain of $1.0 billion recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans and $34 million gain representing the curtailment of benefits for certain Canadian pension plans.
(6) One-time non-cash expense related to stock-based awards that were accelerated to fully vest at December 31, 2022 in connection with a change in incentive compensation program design.
(7) One-time non-cash charge reflecting a reduction in the estimated residual value of fully-depreciated MD-11 aircraft.
(8) Reflects other employee benefits costs of $46 million and other costs of $132 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers. Earnings Per Share amounts disclosed above may not cross-foot due to calculations based on unrounded numbers.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Fourth Quarter
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	December 31				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$8.11	$7.55	7.4%	$(0.15)	$7.96	5.4%
Export	32.41	32.39	0.1%	(0.22)	32.19	(0.6)%
Total International Package	$20.68	$20.06	3.1%	$(0.19)	$20.49	2.1%
Consolidated	$13.11	$13.04	0.5%	$(0.02)	$13.09	0.4%

	Three Months Ended				Currency
	December 31				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$16,915	$18,252	(7.3)%	$—	$16,915	(7.3)%
International Package	4,606	4,950	(6.9)%	(41)	4,565	(7.8)%
Supply Chain Solutions	3,396	3,831	(11.4)%	(24)	3,372	(12.0)%
Total revenue	$24,917	$27,033	(7.8)%	$(65)	$24,852	(8.1)%

	Three Months Ended				Currency
	December 31				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,569	$2,328	(32.6)%	$—	$1,569	(32.6)%
International Package	899	1,091	(17.6)%	18	917	(15.9)%
Supply Chain Solutions	319	403	(20.8)%	(7)	312	(22.6)%
Total operating profit	$2,787	$3,822	(27.1)%	$11	$2,798	(26.8)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Twelve Months Ended				Currency
	December 31				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.78	$7.46	4.3%	$0.07	$7.85	5.2%
Export	33.03	34.48	(4.2)%	0.19	33.22	(3.7)%
Total International Package	$20.71	$20.91	(1.0)%	$0.13	$20.84	(0.3)%
Consolidated	$13.62	$13.38	1.8%	$0.02	$13.64	1.9%

	Twelve Months Ended				Currency
	December 31				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$59,958	$64,209	(6.6)%	$—	$59,958	(6.6)%
International Package	17,831	19,698	(9.5)%	111	17,942	(8.9)%
Supply Chain Solutions	13,169	16,431	(19.9)%	9	13,178	(19.8)%
Total revenue	$90,958	$100,338	(9.3)%	$120	$91,078	(9.2)%

	Twelve Months Ended				Currency
	December 31				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$5,403	$7,574	(28.7)%	$—	$5,403	(28.7)%
International Package	3,282	4,419	(25.7)%	133	3,415	(22.7)%
Supply Chain Solutions	1,188	1,860	(36.1)%	(9)	1,179	(36.6)%
Total operating profit	$9,873	$13,853	(28.7)%	$124	$9,997	(27.8)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of December 31, 2023
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	78	—	21	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	38	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	2	—
Other	—	269	—	—
Total	294	269	23	—

(1) Two of the MD-11 aircraft shown above have been retired from operational use as of December 31, 2023. We anticipate retiring an additional nine of these aircraft during 2024.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.